UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 2, 2009

TARRANT APPAREL GROUP
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA (State or Other Jurisdiction of Incorporation)	0-26006 (Commission File Number)	95-4181026 (I.R.S. Employer Identification No.)

801 S. FIGUEROA STREET, SUITE 2500 LOS ANGELES, CALIFORNIA (Address of Principal Executive Offices)	90017 (Zip Code)

(323) 780-8250
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

        On July 2, 2009, Tarrant Apparel Group (the “Company”) issued a press release announcing that it will hold a special meeting of shareholders on Thursday, August 20, 2009 at 10:00 a.m. Pacific time. The meeting will be held at the Company’s corporate headquarters located at 801 South Figueroa Street, Suite 2500, Los Angeles, California 90017. At this meeting, shareholders will vote on the previously announced Agreement and Plan of Merger, dated as of February 26, 2009 (the “Merger Agreement”), among the Company, Sunrise Acquisition Company, LLC, a California limited liability company 100% owned by Gerard Guez and Todd Kay (“Parent”), Sunrise Merger Company, a California corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Gerard Guez, the Company’s Interim Chief Executive Officer and Chairman of its Board of Directors, and Todd Kay, the Company’s Vice-Chairman of its Board of Directors. Pursuant to the Merger Agreement, Parent and Merger Sub have agreed to acquire all of the shares of common stock of the Company not already owned by them for $0.85 per share in cash. The Company’s shareholders of record at the close of business on Monday, July 6, 2009 will be entitled to notice of the special meeting and to vote on the proposal. A copy of the press release is furnished as Exhibit 99.1 hereto.

Additional Information About the Proposed Transactions and Where You Can Find It

        This document may be deemed to be solicitation material in respect of the proposed business combination of Parent, Merger Sub and the Company. In connection with the proposed transactions, a joint Rule 13e-3 Transaction Statement on Schedule 13E-3 and a proxy statement on Schedule 14A (the “Proxy Statement”) have been filed by the Company with the SEC. SHAREHOLDERS OF THE COMPANY ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. The definitive Proxy Statement will be mailed to shareholders of the Company. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Tarrant Apparel Group, Attention: Chief Financial Officer, 801 S. Figueroa Street, Suite 2500, Los Angeles, CA 90017.

        Parent, Merger Sub and the Company and their respective directors, managers and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Gerard Guez, the Company’s interim chief executive officer and chairman of the board of directors, is the president, secretary and chief financial officer and sole director of Merger Sub and a member and a manager of Parent and Todd Kay is a member and a manager of Parent. Information about Messrs. Guez and Kay and the other directors and executive officers of the Company who may be deemed to be participants in the solicitation of proxies in respect of the Merger is available in the Company’s annual proxy statement filed with the SEC on April 28, 2008. Additional information regarding the interests of such potential participants will be included in the proxy statement related to the merger and the other relevant documents filed with the SEC when they become available.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release, dated July 2, 2009.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2009	TARRANT APPAREL GROUP By: /s/ Patrick Chow Patrick Chow, Chief Financial Officer, Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 2, 2009.

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